Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Each of the undersigned officers of Reliance Global Group, Inc. (the “Company”), does hereby certify, that:

The Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer (Principal Executive Officer)

Date: July 30, 2025	By:	/s/ Joel Markovits
Joel Markovits
Chief Financial Officer
(Principal Financial Officer)